Vanguard Institutional Target Retirement Funds
Supplement Dated December 11, 2020, to the Prospectus Dated January 31, 2020
Effective immediately, the minimum investment amount for Institutional Shares of the Vanguard Target Retirement Funds (each, a “Fund”) is lowered from $100 million to $5 million.
Prospectus Text Changes
The following replaces similar text within the “Purchase and Sale of Fund Shares” section for each Fund:
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares is $5 million. The minimum investment amount required to add to an existing Fund account is generally $1. Certain accounts may be aggregated to meet the Fund‘s investment minimum, and the investment minimum may differ for certain categories of investors. Please contact Vanguard to determine how the Fund‘s investment minimum applies to your accounts. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
  The following replaces similar text within the “Purchasing Shares” section:
To open and maintain an account: $5 million.
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